Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Pawnee Leasing Corporation
3801 Automation Way, Suite 207
Fort Collins, Colorado 80525

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of Pawnee Equipment Receivables Series 2021-1 LLC, Asset Backed Notes. Pawnee Leasing Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Truist Securities, Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures
On August 9, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of July 31, 2021 with respect to 2,397 equipment contracts (the “Statistical Data File”). At your instruction, we randomly selected 110 equipment contracts from the Statistical Data File (the “Sample Contracts”) and performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.	Contract number (informational purposes only)	6.	Payment amount
2.	Customer name	7.	Equipment type
3.	Contract class	8.	Original loan proceeds
4.	State	9.	Contract month of origination
5.	Residual value
We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the lease agreement, equipment finance agreement or any amendments thereto (collectively, the “Agreement”); Characteristic 5. to the “Purchase Option Addendum;” Characteristic 6. to the

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“Amortization Schedule” or “Extension Worksheet;” and Characteristics 7. through 9. to the Booking Worksheet or Contract Adjustment Report (collectively, the “Booking Worksheet”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 3., a contract class of (i) “AOR,” “$1 OUT,” “TRL,” “FMV,” “DISC-$1 OUT,” “DISC-TRL” or “DISC-FMV” set forth on the Statistical Data File is deemed to be “in agreement” with a contract class of “lease” derived from the Agreement and (ii) “EFA” or “DISC EFA” set forth on the Statistical Data File are deemed to be “in agreement” with a contract class of “equipment finance” derived from the Agreement;

•
with respect to our comparison of Characteristic 4., we were instructed, by representatives of the Company, to compare the state set forth on the Statistical Data File to the state indicated within the “billing address” on the Agreement. If the state indicated within the billing address on the Agreement did not agree to the state set forth on the Statistical Data File, we were instructed to use the state indicated within the “equipment location” on the Agreement for purposes of our comparison.

•	with respect to our comparison of Characteristic 5., differences of $1.00 or less are deemed to be “in agreement;” and

•
with respect to our comparison of Characteristic 7., for those Sample Contracts comprised of multiple pieces of equipment (as derived from the Booking Worksheet), we observed whether the equipment type set forth on the Statistical Data File agreed to one of the equipment types listed on the Booking Worksheet for such Sample Contract. Further, an equipment type of “Other” set forth on the Statistical Data File is deemed to be “in agreement” with an equipment type of “refinance” as derived from the Booking Worksheet.

The equipment contract documents referred to above, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Equipment Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.
Yours truly,
/s/ Deloitte & Touche LLP

September 30, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2021.
In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in equipment type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 30, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Booking Worksheet

1	380674	Equipment type	TRUCKS / CLASS 7	TRUCKS / CLASS 8/ DAY CAB

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.